
                                                                   EXHIBIT 99.20


                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                     FIRST USA BANK, NATIONAL ASSOCIATION

             -----------------------------------------------------
               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1997-9
             -----------------------------------------------------

                  Monthly Period:                  5/01/00 to
                                                   5/31/00
                  Distribution Date:               6/19/00
                  Transfer Date:                   6/16/00

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September
1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank,
National Association, (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1997-9 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

  A.  Information Regarding the Current Monthly Distribution.
      ------------------------------------------------------

      1.    The total amount of the distribution to
            Certificateholders on the Distribution Date per
            $1,000 original certificate principal amount
                                                    Class A             $6.07750
                                                    Class B             $6.32500
                                                    CIA                 $6.89333

      2.    The amount of the distribution set forth in
            paragraph 1 above in respect of interest on
            the Certificates, per $1,000 original
            certificate principal amount
                                                    Class A             $6.07750
                                                    Class B             $6.32500
                                                    CIA                 $6.89333
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1997-9
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      3.    The amount of the distribution set forth in paragraph 1
            above in respect of principal on the Certificates, per
            $1,000 original certificate principal amount
                                                    Class A                            $0.00000
                                                    Class B                            $0.00000
                                                    CIA                                $0.00000

B.    Information Regarding the Performance of the Trust.
      --------------------------------------------------
      1.    Allocation of Principal Receivables.
            -----------------------------------

            The aggregate amount of Allocations of Principal Receivables processed during the Monthly Period which were allocated in respect of the Certificates
                                                    Class A                      $70,664,921.48
                                                    Class B                       $6,400,992.16
                                                    CIA                           $8,077,442.51
                                                                             ------------------
                                                    Total                        $85,143,356.15

      2.    Allocation of Finance Charge Receivables
            ----------------------------------------
            (a1)  The aggregate amount of Allocations of Finance Charge
                  Receivables processed during the Monthly Period which were allocated in respect of the Certificates
                                                    Class A                       $7,437,246.93
                                                    Class B                         $673,683.04
                                                    CIA                             $850,123.83
                                                                             ------------------
                                                    Total                         $8,961,053.80

            (b1)   Principal Funding Investment Proceeds (to Class A)                     $0.00
            (b2)   Withdrawals from Reserve Account (to Class A)                          $0.00
                                                                             ------------------
                   Class A Available Funds                                        $7,437,246.93

            (c1)   Principal Funding Investment Proceeds (to Class B)                     $0.00
            (c2)   Withdrawals from Reserve Account (to Class B)                          $0.00
                   Class B Available Funds                                          $673,683.04

            (d1)   Principal Funding Investment Proceeds (to CIA)                         $0.00
            (d2)   Withdrawals from Reserve Account (to CIA)                              $0.00
                   CIA Available Funds                                              $850,123.83

            (e1)   Total Principal Funding Investment Proceeds                            $0.00
            (e2)   Investment Earnings on deposits to Reserve Account                     $0.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1997-9
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  3.    Principal Receivable / Investor Percentages
        -------------------------------------------

        (a)   The aggregate amount of Principal Receivables in
              the Trust as of the last day of the Monthly Period         $36,124,641,027.99

        (b)   Invested Amount as of the last day of the preceding
              month (Adjusted Class A Invested Amount during
              Accumulation Period)
                                                Class A                     $500,000,000.00
                                                Class B                      $45,180,000.00
                                                CIA                          $57,230,000.00
                                                                          -----------------
                                                Total                       $602,410,000.00

        (c)   The Floating Allocation Percentage: The Invested
              Amount set forth in paragraph 3(b) above as a
              percentage of the aggregate amount of Principal
              Receivables as of the Record Date set forth in
              paragraph 3(a) above
                                                Class A                               1.384%
                                                Class B                               0.125%
                                                CIA                                   0.158%
                                                                         ------------------
                                                Total                                 1.667%

        (d)   During the Amortization Period: The Invested Amount
              as of ______ (the last day of the Revolving Period)
                                                Class A                               $0.00
                                                Class B                               $0.00
                                                CIA                                   $0.00
                                                                          -----------------
                                                Total                                 $0.00

        (e)   The Fixed/Floating Allocation Percentage: The Invested
              Amount set forth in paragraph 3(d) above as a
              percentage of the aggregate amount of Principal
              Receivables set forth in paragraph 3(a) above
                                                Class A                               0.000%
                                                Class B                               0.000%
                                                CIA                                   0.000%
                                                                         ------------------
                                                Total                                 0.000%

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1997-9
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   4.    Delinquent Balances.
         -------------------

         The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

         (a)   35 -  64 days                                                 $428,403,170.53
         (b)   65 -  94 days                                                 $277,772,886.82
         (c)   95 - 124 days                                                 $231,052,772.40
         (d)  125 - 154 days                                                 $196,167,513.76
         (e)  155 - 184 days                                                 $164,129,162.83
         (f)  185 or more days                                                         $0.00
                                                                           -----------------
                                                 Total                     $1,297,525,506.34

   5.    Monthly Investor Default Amount.
         -------------------------------

         (a)    The aggregate amount of all defaulted Principal
                Receivables written off as uncollectible during the Monthly Period allocable to the Invested Amount (the aggregate "Investor Default Amount")

                                                 Class A                       $3,356,048.09
                                                 Class B                         $303,998.60
                                                 CIA                             $383,617.28
                                                                           -----------------
                                                 Total                         $4,043,663.97

   6.    Investor Charge-Offs & Reimbursements of Charge-Offs.
         ----------------------------------------------------

         (a)    The aggregate amount of Class A Investor Charge-
                Offs and the reductions in the Class B Invested
                Amount and the CIA
                                                 Class A                               $0.00
                                                 Class B                               $0.00
                                                 CIA                                   $0.00
                                                                           -----------------
                                                 Total                                 $0.00
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1997-9
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         (b)    The aggregate amount of Class A Investor Charge-
                Offs reimbursed and the reimbursement of
                reductions in the Class B Invested Amount and the
                CIA
                                                 Class A                               $0.00
                                                 Class B                               $0.00
                                                 CIA                                   $0.00
                                                                          ------------------
                                                 Total                                 $0.00


   7.    Investor Servicing Fee
         ----------------------
         (a)    The amount of the Investor Monthly Servicing Fee
                payable by the Trust to the Servicer for the
                Monthly Period
                                                 Class A                         $625,000.00
                                                 Class B                          $56,475.00
                                                 CIA                              $71,537.50
                                                                          ------------------
                                                 Total                           $753,012.50


   8.    Reallocated Principal Collections
         ---------------------------------
              The amount of Reallocated CIA and Class B Principal
              Collections applied in respect of Interest Shortfalls,
              Investor Default Amounts or Investor Charge-Offs for the
              prior month.

                                                 Class B                               $0.00
                                                 CIA                                   $0.00
                                                                          ------------------
                                                 Total                                 $0.00

   9.    CIA Invested Amount

         (a)    The amount of the CIA Invested Amount as of the close of
                business on the related Distribution Date after giving
                effect to withdrawals, deposits and payments to be made
                in respect of the preceding month                             $57,230,000.00

         (b)    The Required CIA Invested Amount as of the close of
                business on the related Distribution Date after giving
                effect to withdrawals, deposits and payments to be made
                in respect of the preceding month                             $57,230,000.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1997-9
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         10.   The Pool Factor
               ---------------
                    The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period, inclusive of any principal payments to be made on the
                    related Distribution Date, to the amount of the Investor
                    Interest as of the Closing Date). The amount of a
                    Certificateholder's pro rata share of the Investor
                    Participation Amount can be determined by multiplying the
                    original denomination of the holder's Certificate by the
                    Pool Factor

                                                       Class A                          1.00000000
                                                       Class B                          1.00000000
                                                       Total                            1.00000000

         11.   The Portfolio Yield
               -------------------
                    The Portfolio Yield for the related Monthly Period                        9.80%

         12.   The Base Rate
               -------------
                  The Base Rate for the related Monthly Period                                8.73%



  C      Information Regarding the Principal Funding Account
         ---------------------------------------------------
             1.   Accumulation Period

             (a)  Accumulation Period commencement date                                 09/01/2004

             (b)  Accumulation Period Length (months)                                            1

             (c)  Accumulation Period Factor                                                 10.72

             (d)  Required Accumulation Factor Number                                            8

             (e)  Controlled Accumulation Amount                                   $602,410,000.00

             (f)  Minimum Payment Rate (last 12 months)                                      14.06%

             2.   Principal Funding Account
                  -------------------------

                  Beginning Balance                                                          $0.00
                    Plus: Principal Collections for related Monthly Period from
                          Principal Account                                                  $0.00
                    Plus: Interest on Principal Funding Account Balance for
                          related Monthly Period                                             $0.00

                    Less: Withdrawals to Finance Charge Account                              $0.00
                    Less: Withdrawals to Distribution Account                                $0.00
                                                                                 -----------------
                  Ending Balance                                                             $0.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1997-9
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     3.   Accumulation Shortfall
          ----------------------

                  The Controlled Deposit Amount for the previous
                  Monthly Period                                                    $0.00

         Less:    The amount deposited into the Principal Funding
                  Account for the Previous Monthly Period                           $0.00

                  Accumulation Shortfall                                            $0.00

                                                                        -----------------
                  Aggregate Accumulation Shortfalls                                 $0.00

     4.   Principal Funding Investment Shortfall
          --------------------------------------
                  Covered Amount                                                    $0.00

         Less:    Principal Funding Investment Proceeds                             $0.00
                                                                        -----------------
                  Principal Funding Investment Shortfall                            $0.00
                                                                        -----------------

D.  Information Regarding the Reserve Account
    -----------------------------------------

     1.   Required Reserve Account Analysis
          ---------------------------------

          (a)  Required Reserve Account Amount percentage                         0.00000%

          (b)  Required Reserve Account Amount ($)                                  $0.00
               (0.5% of Invested Amount or other amount
               designated by Transferor)

          (c)  Required Reserve Account Balance after effect of
               any transfers on the Related Transfer Date                           $0.00

          (d)  Reserve Draw Amount transferred to the Finance
               Charge Account on the Related Transfer Date                          $0.00

     2.   Reserve Account Investment Proceeds
          -----------------------------------
          Reserve Account Investment Proceeds transferred to the
          Finance Charge Account on the Related Transfer Date                       $0.00

     3.   Withdrawals from the Reserve Account
          ------------------------------------
          Total Withdrawals from the Reserve Account transferred
          to the Finance Charge Account on the related Transfer                     $0.00
          Date (1 (d) plus 2 above)

     4.   The Portfolio Adjusted Yield
          ----------------------------
          The Portfolio Adjusted Yield for the related Monthly Period                3.37%

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MONTHLY CERTIFICATEHOLDER'S STATEMENT
Signature Page


                                            First USA Bank, National Association
                                            as Servicer


                                            By: /s/ Tracie Klein
                                               ---------------------------
                                               Tracie Klein
                                               First Vice President